UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of 2017 Equity Incentive Plan

As reported in Item 5.07 below, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on August 27, 2020, the Company’s stockholders approved an amendment to the Company’s 2017 Equity Incentive Plan (as amended, the “Amended Plan”) to increase the number of shares available thereunder by 500,000 shares. The Company’s Board of Directors previously approved the Amended Plan, subject to such stockholder approval.

A summary of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 17, 2020. That summary and the above description of the Amended Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As described in Item 5.02 above, the Company virtually held its Annual Meeting via webcast on August 27, 2020. According to the inspector of elections, the stockholders present virtually in person or by proxy represented 11,023,921 shares of common stock (entitled to one vote per share). At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1: Election of Directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Holly A. Van Deursen	1,975,779	277,412	5,690,773
Paul DeWeese	1,981,102	272,089	5,690,773
Robert C. Flexon	2,026,916	226,275	5,690,773
Darren R. Jamison	1,962,556	290,635	5,690,773
Yon Y. Jorden	2,027,905	225,286	5,690,773
Robert F. Powelson	2,009,695	243,496	5,690,773
Denise Wilson	2,029,501	223,690	5,690,773

Each of the individuals listed above was elected as a director of the Company to serve until the next annual meeting or until his or her successor is elected and qualified.

Proposal 2: Approval of an amendment to increase the number of shares available under the Capstone Turbine Corporation 2017 Equity Incentive Plan by 500,000.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1,591,325	614,957	46,909	5,690,773

The stockholders voted to approve the amendment to the Capstone Turbine Corporation 2017 Equity Incentive Plan.

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1,584,726	554,051	114,414	5,690,773

The stockholders voted to approve, on a non-binding advisory vote, the compensation of the Company’s named executive officers.

Proposal 4: Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

Votes For	Votes Against	Votes Abstain
7,445,501	310,438	188,025

The stockholders voted to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Capstone Turbine Corporation 2017 Equity Incentive Plan, as amended (a)

(a)	Incorporated by reference to Appendix A to Capstone Turbine Corporation’s Definitive Proxy Statement, filed on July 17, 2020 (File No. 001-15957)

* Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: September 1, 2020	By:	/s/ Frederick S. Hencken III
Name: Frederick S. Hencken III
Title: Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer)